UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2006

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-130961-23	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 17, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the “Agreement”), among Financial Asset Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A., as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

On September 14, 2006, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Stated Principal Balance equal to $ 209,896,726.12 with funds on deposit in the pre-funding account (the “Pre-Funding Account”) established pursuant to the Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 14, 2006 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01. Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate Stated Principal Balance of approximately $1,050,115,031.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date, in the case of the Initial Mortgage Loans and the Additional Mortgage Loans, or the applicable Subsequent Cut-off Date, in the case of the Subsequent Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as September 14, 2006 between Financial Asset Securities Corp. as seller and Deutsche Bank National Trust Company, as trustee.
99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to Soundview Home Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: September 29, 2006

FINANCIAL ASSET SECURITIES CORP.

By:     /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2	Subsequent Transfer Instrument, dated as September 14, 2006, between Financial Asset Securities Corp. as seller and Deutsche Bank National Trust Company as trustee.
99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date, relating to Soundview Home Loan Trust 2006-3, Asset-Backed Certificates, Series 2006-3.